EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13a/15d OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Alvaro Quintana Cardona certify that:

1.	I have reviewed this report on Form 10-K/A of iQSTEL, Inc., for the fiscal year ended December 31, 2025;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 23, 2026	/s/ Alvaro Quintana Cardona
Alvaro Quintana Cardona,
Chief Operating Officer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and director